UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 25, 2006

CULLEN/FROST BANKERS, INC.
(Exact name of issuer as specified in its charter)

Texas	0-7275	74-1751768
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

100 West Houston Street, San Antonio, Texas	78205
(Address of principal executive offices)	(Zip Code)

(210) 220-4011
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

   Attached as Exhibit 99.1 and incorporated into this item by reference is a press release issued by the Registrant on October 25, 2006 regarding its financial results for the quarter ended September 30, 2006. The information furnished by the Registrant pursuant to this item shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section, and shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934.

* * *

Forward Looking Statements

   Certain statements contained in this filing that are not statements of historical fact constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 (the "Act"), notwithstanding that such statements are not specifically identified. In addition, certain statements may be contained in the future filings of Cullen/Frost Bankers, Inc. with the Securities and Exchange Commission ("SEC"), in press releases, and in oral and written statements made by or with the approval of Cullen/Frost that are not statements of historical fact and constitute forward-looking statements within the meaning of the Act. Examples of forward-looking statements include, but are not limited to: (i) statements about the benefits of the merger of Cullen/Frost and Summit Bancshares, Inc. ("Summit") including future financial and operating results, cost savings, enhanced revenues and accretion to reported earnings that may be realized from the merger; (ii) statements of plans, objectives and expectations of Cullen/Frost or Summit or their managements or Boards of Directors; (iii) statements of future economic performance; and (iv) statements of assumptions underlying such statements. Words such as "believes", "anticipates", "expects", "intends", "targeted", "continue", "remain", "will", "should", "may" and other similar expressions are intended to identify forward-looking statements but are not the exclusive means of identifying such statements.

   Forward-looking statements involve risks and uncertainties that may cause actual results to differ materially from those in such statements. Factors that could cause actual results to differ from those discussed in the forward-looking statements include, but are not limited to: (i) the risk that the businesses of Cullen/Frost and Summit will not be integrated successfully or such integration may be more difficult, time-consuming or costly than expected; (ii) expected revenue synergies and cost savings from the merger may not be fully realized or realized within the expected time frame; (iii) revenues following the merger may be lower than expected; (iv) deposit attrition, operating costs, customer loss and business disruption following the merger, including, without limitation, difficulties in maintaining relationships with employees, may be greater than expected; (v) the ability to obtain governmental approvals of the merger on the proposed terms and schedule; (vi) local, regional, national and international economic conditions and the impact they may have on Cullen/Frost and Summit and their customers and Cullen/Frost's and Summit's assessment of that impact; (vii) changes in the level of non-performing assets and charge-offs; (viii) changes in estimates of future reserve requirements based upon the periodic review thereof under relevant regulatory and accounting requirements; (ix) inflation, interest rate, securities market and monetary fluctuations; (x) changes in the competitive environment among financial holding companies and banks; and (xi) changes in laws and regulations (including laws and regulations concerning taxes, banking, securities and insurance) with which Cullen/Frost and Summit must comply. Additional factors that could cause Cullen/Frost's results to differ materially from those described in the forward-looking statements can be found in Cullen/Frost's Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K filed with the SEC. All subsequent written and oral forward-looking statements concerning the proposed transaction or other matters and attributable to Cullen/Frost or Summit or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements referenced above. Forward-looking statements speak only as of the date on which such statements are made. Cullen/Frost and Summit undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement is made, or to reflect the occurrence of unanticipated events.

Additional Information

   In connection with the proposed merger, Cullen/Frost filed with the SEC a Registration Statement on Form S-4 on August 15, 2006, as amended by a Registration Statement filed on Form S-4/A on September 14, 2006, that includes a Proxy Statement of Summit and a Prospectus of Cullen/Frost, as well as other relevant documents concerning the proposed transaction. Shareholders are urged to read the Registration Statement and the Proxy Statement/Prospectus regarding the merger and any other relevant documents filed with the SEC, as well as any amendments or supplements to those documents, because they contain important information. You may obtain a free copy of the Proxy Statement/Prospectus, as well as other filings containing information about Cullen/Frost at the SEC's Internet site (http://www.sec.gov). You may also obtain these documents, free of charge, at http://www.frostbank.com under the tab "About Frost" and then under the heading "Investor Relations" and then under "SEC Filings". Copies of the Proxy Statement/Prospectus and the SEC filings that are incorporated by reference in the Proxy Statement/Prospectus can also be obtained, free of charge, by directing a request to Greg Parker, Executive Vice President & Director of Investor Relations, Cullen/Frost Bankers, Inc., P.O. Box 1600, San Antonio, Texas 78296, (210) 220-5632.

   Cullen/Frost and Summit and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of Summit in connection with the proposed merger. Information about the directors and executive officers of Cullen/Frost is set forth in the proxy statement for Cullen/Frost's 2006 annual meeting of shareholders, as filed with the SEC on a Schedule 14A on March 27, 2006. Information about the directors and executive officers of Summit is set forth in the proxy statement for Summit's 2006 annual meeting of shareholders, as filed with the SEC on a Schedule 14A on March 24, 2006. Additional information regarding the interests of those participants and other persons who may be deemed participants in the transaction may be obtained by reading the Proxy Statement/Prospectus regarding the proposed merger when it becomes available. You may obtain free copies of this document as described in the preceding paragraph.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits:

99.1	Press Release dated October 25, 2006 with respect to the Registrant's financial results for the quarter ended September 30, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CULLEN/FROST BANKERS, INC.

By:	/s/ Phillip D. Green

Phillip D. Green
Group Executive Vice President
and Chief Financial Officer

Dated:	October 25, 2006

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Press Release dated October 25, 2006 with respect to the Registrant's financial results for the quarter ended September 30, 2006